SENTIO HEALTHCARE PROPERTIES

2012 SUMMER UPDATE

A CASE FOR HEALTHCARE REAL ESTATE

Senior Housing and Medical Facility real estate are positioned for enhanced and sustainable performance. This outlook is driven and influenced by two of the most significant trends in modern American history; an aging population and escalating healthcare spending. Several additional unique factors are contributing to a strong outlook including; investments that are highly dependent upon an understanding of healthcare operations, limited new supply added in recent years, dramatic rise in outpatient care procedures, improvements in medical technology, localized and fragmented business. These and other factors continue to lead to enhanced risk adjusted returns as compared to core real estate investments.



Dallas, Texas
1340
GLOBAL REHAB
65+ POPULATION
TOTAL U.S. POPULATION
CUMULATIVE % GROWTH
200%
150%
100%
50%
0%
2000 2005 2010 2015 2020 2025 2030 2035 2040 2045 2050



20%
15%
10%
5%
1975
1985
1995
2005
2015

HEALTHCARE SPENDING AS PERCENT OF GDP

WHERE WE ARE TODAY

- New brand. New leadership.
- Strong portfolio performance
- NAV: $9.02 - $9.67 per share
- Efficient Company operations
- Enhanced portfolio debt

NEAR TERM OBJECTIVES

- Continue improving portfolio debt
- Continue deploying available capital

TARGETED RESULTS

- Meaningful improvement in distribution rate



HEDGCOXE
HEALTH PLAZA
2100 Hedgcoxe

RECENT DEVELOPMENTS

Acquisition – Texas
Medical office building located in Bryan, Texas
72% joint venture interest.

Acquisition – Georgia
Rome LTACH property in Rome, Georgia now 100% owned
25% partner interests acquired. Refinanced with fixed rate debt at an attractive interest rate.

Development Property
CareMeridian construction complete with Certificate of Occupancy received in April 2012.

Refinancing
Completed the refinancing of 6 portfolio assets. Achieved an overall blended fixed interest rate below 4.5%.

Annual Shareholder Meeting
2012 annual shareholders' meeting held at the Company's new corporate headquarters in Orlando, Florida.

LEADERSHIP

John Mark Ramsey
President/CEO,
Board Member

Sharon Kaiser
Chief Financial Officer

Scott Larche
Senior Vice President*

Kevin Thomas
Senior Vice President*

The Company leadership shares a combined 30 years of healthcare real estate experience. Key executives have had lead roles in transacting over $3.5 billion of healthcare real estate. These transactions are built through hands-on owner/operator experience in the healthcare industry. The breadth of experience has led to deep industry relationships which continue to yield exceptional operating partners and transaction quality.

**Positions held with Sentio Investments, LLC, Advisor to the REIT*

Physicians Centre MOB – Acquired April 2012



This Fact Sheet contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding the intent, belief or current expectations of the Company as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements involve risk and uncertainties which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include changes in general economic conditions, changes in real estate conditions, changes in interest rates, lease-up risks, lack of financing availability and lack of capital proceeds.

189 S ORANGE AVE # 1700 | ORLANDO, FL 32801 | 407.999.7679
SENTIOHEALTHCAREPROPERTIES.COM

SENTIO *(sen-t-iō)*
LATIN WORD MEANING EXPERIENCE; ONE WHO HOLDS AN OPINION; ONE WHO PERCEIVES TRUTH

COMPANY PORTFOLIO



Senior Housing - Private Pay (10)

Caruth Haven Court	Highland Park, Texas
The Oaks Bradenton	Bradenton, Florida
Greentree at Westwood	Columbus, Indiana
Oakleaf Village at Lexington	Lexington, South Carolina
Oakleaf Village at Greenville	Greer, South Carolina
Terrace at Mountain Creek	Chattanooga, Tennessee
Carriage Court of Hilliard	Hilliard, Ohio
Spring Village at Floral Vale	Yardley, Pennsylvania
Forestview Manor	Meredith, New Hampshire
Woodland Terrace at the Oaks	Allentown, Pennsylvania

Senior Housing - Skilled Nursing (1)

Mesa Vista Inn Health Center	San Antonio, Texas

Medical - MOB (2)

Hedgcoxe Health Plaza	Plano, Texas
Physician Centre	Bryan, Texas

Medical - Specialty (3)

Floyd Regional LTACH	Rome, Georgia
Global Rehab IRF	Dallas, Texas
CareMeridian Post-acute Rehab	Littleton, Colorado

PRODUCT MIX DIVERSIFICATION


22%
10%
7%
61%

- Senior Housing - Private Pay
- Senior Housing - Skilled Nursing
- Medical - MOB
- Medical - Specialty

INDUSTRY LEADING OPERATOR PARTNERS

OUR PORTFOLIO IS OPERATED BY 11 OF THE 'BEST-IN-CLASS' HEALTHCARE OPERATORS AND DEVELOPERS.

SENTIO HEALTHCARE PROPERTIES

PERFORMANCE SUMMARY

"I am encouraged by the progress that has been made in achieving our near term objectives," said John Mark Ramsey, the Company's President and CEO. "We are working diligently to maximize the benefits of very favorable interest rates by pursuing additional refinancing opportunities and to deploy our capital available for investment. I am confident we will be able to deliver results in the form of a meaningful increase in the distribution rate this year."

CareMeridian, Certificate of Occupancy – April 2012



Portfolio Performance

Q1 2012 portfolio operating results exceed both budget and underwriting expectations.

Company Performance

Meaningful progress toward achieving 2012 cash flow available for distribution targets outlined in December 2011.

REFINANCING INITIATIVE

30% of portfolio debt refinanced with attractive fixed rate debt.

4.46% weighted average fixed interest rate on new debt compared to 6.15% on prior debt.

6.4 year weighted average loan term

Fannie Mae Fixed Rate Permanent Loans for 5 of 6 refinanced properties

$15 Million of Additional Loan Proceeds available for investment

ENHANCED PURCHASING POWER


Ten Year Treasury Note Yield
Historically Low Interest Rates
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1962
1967
1972
1977
1982
1987
1992
1997
2002
2007
2012

189 S ORANGE AVE # 1700 | ORLANDO, FL 32801 | 407.999.7679
SENTIOHEALTHCAREPROPERTIES.COM